Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

The consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (or GAAP). These financial statements include the accounts of Teekay LNG Partners L.P. (or the Partnership), which is a limited partnership organized under the laws of the Republic of The Marshall Islands and its wholly owned or controlled subsidiaries. Significant intercompany balances and transactions have been eliminated upon consolidation. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Significant intercompany balances and transactions have been eliminated upon consolidation. In addition, certain of the comparative figures as at December 31, 2014 have been reclassified to conform to the presentation adopted in the current period relating to debt issuance costs. As part of the adoption of Accounting Standards Update 2015-03, Simplifying the Presentation of Debt Issuance Costs (or ASU 2015-03) (see note 2), the Partnership has presented debt issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of that debt liability in the Partnership’s consolidated balance sheets. Prior to the adoption of ASU 2015-03, all debt issuance costs were presented as other non-current assets in the Partnership’s consolidated balance sheets.

Foreign currency

Foreign currency

The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Partnership and its subsidiaries is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income.

Operating revenues and expenses

Operating revenues and expenses

The lease element of time-charters and bareboat charters accounted for as operating leases are recognized by the Partnership on a straight-line basis daily over the term of the charter as the applicable vessel operates under the charter. The lease element of the Partnership’s time-charters that are accounted for as direct financing leases are reflected on the balance sheets as net investments in direct financing leases. The lease element is recognized over the lease term using the effective interest rate method and is included in voyage revenues. The Partnership recognizes revenues from the non-lease element of time-charter contracts as services are performed. The Partnership does not recognize revenues during days that the vessel is off-hire.

Voyage Expenses

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents	Cash and cash equivalents The Partnership classifies all highly-liquid investments with a maturity date of three months or less when purchased as cash and cash equivalents.
Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Partnership’s best estimate of the amount of probable credit losses in existing accounts receivable. The Partnership determines the allowance based on historical write-off experience and customer economic data. The Partnership reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged against the allowance when the Partnership believes that the receivable will not be recovered.

Vessels and equipment

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest and supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Partnership to the standards required to properly service the Partnership’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for conventional tankers, 30 years for liquefied petroleum gas (or LPG) carriers and 35 years for liquefied natural gas (or LNG) carriers, from the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Partnership from operating the vessels for 25 years, 30 years, or 35 years, respectively. Depreciation of vessels and equipment for the years ended December 31, 2015, 2014 and 2013 aggregated $83.4 million, $70.1 million and $71.4 million, respectively. Depreciation and amortization includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel which are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2015, 2014 and 2013 aggregated $8.2 million, $3.1 million and $1.3 million, respectively.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining estimated useful life of the vessel. Losses on vessels sold and leased back under capital leases are recognized immediately to the extent that the fair value of the vessel at the time of sale-leaseback is less than its book value.

Generally, the Partnership dry docks each of its vessels every five years. In addition, a shipping society classification intermediate survey is performed on the Partnership’s LNG and LPG carriers between the second and third year of the five-year dry-docking period. The Partnership capitalizes certain costs incurred during dry docking and for the survey and amortizes those costs on a straight-line basis from the completion of a dry docking or intermediate survey over the estimated useful life of the dry dock. The Partnership includes in capitalized dry docking those costs incurred as part of the dry docking to meet regulatory requirements, or expenditures that either add economic life to the vessel, increase the vessel’s earning capacity or improve the vessel’s operating efficiency. The Partnership expenses costs related to routine repairs and maintenance performed during dry docking that do not improve operating efficiency or extend the useful lives of the assets.

The following table summarizes the change in the Partnership’s capitalized dry docking costs, from January 1, 2013 to December 31, 2015:

	Year Ended December 31,
	2015 $	2014 $	2013 $
Balance at January 1,	33,635	40,328	28,821
Cost incurred for dry docking	10,357	13,471	27,203
Sales of vessels (note 15e)	—	(5,327)	(2,285)
Dry-dock amortization	(10,076)	(14,837)	(13,411)

Balance at December 31,	33,916	33,635	40,328

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Partnership’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Partnership uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is generally the amount the Partnership would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Partnership.

Investments in and advances to equity accounted joint ventures

Investments in and advances to equity accounted joint ventures

The Partnership’s investments in certain joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Partnership’s proportionate share of earnings or losses and distributions. In addition, the Partnership’s advances to equity accounted joint ventures are recorded at cost. The Partnership evaluates its investment in and advances to equity accounted joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Partnership’s consolidated statements of income.

Debt issuance costs

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are presented as a direct reduction from the carrying amount of the debt liability and are amortized on an effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Goodwill and intangible assets

Goodwill and intangible assets

Goodwill is not amortized, but reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is reviewed for impairment, the Partnership may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Partnership may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Partnership uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.

The Partnership’s finite life intangible assets consist of acquired time-charter contracts and are amortized on a straight-line basis over the remaining term of the time-charters. Finite life intangible assets are assessed for impairment when events or circumstances indicate that the carrying value may not be recoverable.

Derivative instruments

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheet and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. At December 31, 2015, the Partnership has not applied hedge accounting to its derivative instruments, except for several interest rate swaps in its equity accounted joint ventures (see note 6).

When a derivative is designated as a cash flow hedge, the Partnership formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any hedge ineffectiveness is recognized immediately in earnings, as are any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness. The Partnership does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold, repaid or no longer possible of occurring.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the effective portion of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive income in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item in the consolidated statements of income. The ineffective portion of the change in fair value of the derivative financial instruments is immediately recognized in earnings in the consolidated statements of income. If a cash flow hedge is terminated and the originally hedged item is still considered possible of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item (e.g. interest expense) in the consolidated statements of income. If the hedged items are no longer possible of occurring, amounts recognized in total equity are immediately transferred to the earnings item in the consolidated statements of income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Partnership’s non-designated interest rate swaps, interest rate swaptions, and the Partnership’s agreement with Teekay Corporation for the Suezmax tanker the Toledo Spirit (see note 12c) are recorded in realized and unrealized loss on derivative instruments in the Partnership’s consolidated statements of income. Gains and losses from the Partnership’s cross currency swaps are recorded in foreign exchange gain (loss) in the Partnership’s consolidated statements of income.

Unit-based compensation

Unit-based compensation

The Partnership grants restricted unit awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation cost of the Partnership’s unit-based compensation awards are reflected in general and administrative expenses in the Partnership’s consolidated statements of income.

Income taxes

Income taxes

The Partnership accounts for income taxes using the liability method. All but two of the Partnership’s Spanish-flagged vessels are subject to the Spanish Tonnage Tax Regime (or TTR). Under this regime, the applicable tax is based on the weight (measured as net tonnage) of the vessel and the number of days during the taxable period that the vessel is at the Partnership’s disposal, excluding time required for repairs. The income the Partnership receives with respect to the remaining two Spanish-flagged vessels is taxed in Spain at a rate of 28%. However, these two vessels are registered in the Canary Islands Special Ship Registry. Consequently, the Partnership is allowed a credit, equal to 90% of the tax payable on income from the commercial operation of these vessels, against the tax otherwise payable. This effectively results in an income tax rate of approximately 2.8% on income from the operation of these two Spanish-flagged vessels.

The Partnership recognizes the benefits of uncertain tax positions when it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements. The Partnership recognizes interest and penalties related to uncertain tax positions in income tax expense in the Partnership’s consolidated statements of income.

Guarantees

Guarantees

Guarantees issued by the Partnership, excluding those that are guaranteeing its own performance, are recognized at fair value at the time the guarantees are issued and are presented in the Partnership’s consolidated balance sheets as other long-term liabilities. The liability recognized on issuance is amortized to other income (expense) on the Partnership’s consolidated statements of income as the Partnership’s risk from the guarantees declines over the term of the guarantee. If it becomes probable that the Partnership will have to perform under a guarantee, the Partnership will recognize an additional liability if the amount of the loss can be reasonably estimated.

Accumulated other comprehensive (loss) income

Accumulated other comprehensive (loss) income

The following table contains the changes in the balance of the Partnership’s only component of accumulated other comprehensive (loss) income for the periods presented:

Qualifying Cash Flow Hedging Instruments $
Balance as at December 31, 2013	131
Other comprehensive loss	(1,534)

Balance as at December 31, 2014	(1,403)
Other comprehensive loss	(648)

Balance as at December 31, 2015	(2,051)

Accounting Pronouncements

In April 2014, the FASB issued Accounting Standards Update 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity (or ASU 2014-08) which raises the threshold for disposals to qualify as discontinued operations. A discontinued operation is now defined as: (i) a component of an entity or group of components that has been disposed of or classified as held for sale and represents a strategic shift that has or will have a major effect on an entity’s operations and financial results; or (ii) an acquired business that is classified as held for sale on the acquisition date. ASU 2014-08 also requires additional disclosures regarding discontinued operations, as well as material disposals that do not meet the definition of discontinued operations. ASU 2014-08 was adopted on January 1, 2015. The impact, if any, of adopting ASU 2014-08 on the Partnership’s consolidated financial statements will depend on the occurrence and nature of disposals that occur.

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, (or ASU 2014-09). ASU 2014-09 will require an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. ASU 2014-09 is effective for interim and annual periods beginning after December 15, 2017 and shall be applied, at the Partnership’s option, retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. The Partnership is evaluating the effect of adopting this new accounting guidance.

In February 2015, the FASB issued Accounting Standards Update 2015-02, Amendments to the Consolidation Analysis (or ASU 2015-02) which eliminates the deferral of certain consolidation standards for entities considered to be investment companies, modifies the consolidation analysis performed on limited partnerships and modifies the impact of fee arrangements and related parties on the determination of the primary beneficiary of a variable interest entity. ASU 2015-02 is effective for interim and annual periods beginning after December 15, 2015. ASU 2015-02 may be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity as of the beginning of the fiscal year of adoption. A reporting entity also may apply ASU 2015-02 retrospectively. The adoption of ASU 2015-02 will not have a material impact on the Partnership’s consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03. The Partnership adopted ASU 2015-03 effective December 31, 2015. Prior period information has been retrospectively adjusted. Prior to the adoption of ASU 2015-03, all debt issuance costs were presented as other non-current assets in the Partnership’s consolidated balance sheets. With the adoption of ASU 2015-03 the Partnership presents those debt issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of that debt liability in the Partnership’s consolidated balance sheets. Debt issuance costs related to loan facilities without a recognized debt liability will continue to be presented as non-current assets in the Partnership’s consolidated balance sheets. As a result of adopting ASU 2015-03, non-current assets and total assets have decreased by $16.3 million (December 31, 2015) and $17.1 million (December 31, 2014), current portion of long-term debt and current liabilities has decreased by $1.1 million (December 31, 2015) and $0.1 million (December 31, 2014), long-term debt has decreased by $15.2 million (December 31, 2015) and $17.0 million (December 31, 2014), and total liabilities has decreased by $16.3 million (December 31, 2015) and $17.1 million (December 31, 2014). Such changes have also impacted the Partnership’s reconciliation of segment assets to total assets (see Note 4) and the carrying value of long-term debt (see Note 10). In addition, the Partnership’s equity accounted investments have adopted ASU 2015-03 effective December 31, 2015. As a result, the Partnership’s condensed summary of its equity accounted investments in Note 6 has been impacted. More specifically, other assets - non-current has decreased by $60.8 million (December 31, 2015) and $17.8 million (December 31, 2014), vessels and equipment has decreased by $15.8 million (December 31, 2014), net investments in direct financing leases – non-current has decreased by $23.5 million (December 31, 2014), current portion of long-term debt and obligations under capital lease has decreased by $5.0 million (December 31, 2015) and $5.0 million (December 31, 2014), and long-term debt and obligations under capital lease has decreased by $55.8 million (December 31, 2015) and $52.1 million (December 31, 2014).

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (or ASU 2016-02). ASU 2016-02 establishes a right-of-use model that requires a lessee to record a right of use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. The Partnership is evaluating the effect of adopting this new accounting guidance.